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                                                                    EXHIBIT 23.2
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We consent to the incorporation by reference in this Registration Statement on
Form S-8 of eOn Communications Corporation of our report dated August 22, 2001 (August 28, 2001 as to Note 3) appearing in the Annual Report on Form 10-K of eOn Communications Corporation for the year ended July 31, 2001.

/s/ Deloitte & Touche LLP

Atlanta, Georgia
March 15, 2002


                                Exhibit 23.2 - 1